                                 COLLEXIS OPTION
                                    AGREEMENT

      THIS NONQUALIFIED STOCK OPTION AGREEMENT is effective as of the first day of __________, by and between:

        COLLEXIS B.V., a Dutch company (the 'Company') and;

      Name, DOB, City and State of birth, United States of America, residing at
(the 'Optionee') (together, this agreement and the Statement of Terms and
Conditions and Schedules attached hereto shall constitute and be referred to as the 'Agreement').

                              W I T N E S S E T H:

      WHEREAS, Company is the parent company of Collexis, Inc., a Delaware corporation ('Collexis'), which has agreed to employ Optionee under the terms and conditions of that certain Employment Agreement having a signing date as of the 25th day of January 2006 (the 'Employment Agreement'), with a Hire Date of
______, 2006;

      WHEREAS, pursuant to the arrangements made under Employment Agreement,
Company agreed to issue to Optionee the option on the acquisition of
______ordinary shares in the share capital of Company, for the purpose of providing a sense of proprietorship and personal involvement in the development and financial success of and further encouraging Optionee to devote his best efforts to Company and Collexis;

      WHEREAS, the issuance of any share, including, without limitation, Option
Shares, in the share capital of Company and related corporate law matters are subject to Company's Articles of Association, as amended, and the laws of the
Netherlands, and are therewith subject and conditional on approval and adoption by the meeting of Shareholders of Company of the relevant resolution. In the meeting of Shareholders of Company of 3 October 2006, the Shareholders have approved and adopted the issuance of the nonqualified stock option (the
'Option') to acquire the Option Shares on the terms and conditions described in this Agreement;

      WHEREAS, by way of clarification of the foregoing, although it is being signed by the parties and approved by the Shareholders as of the above-referenced Shareholders meeting, this Agreement is being made effective as of the Grant Date since the offer and acceptance of Optionee's employment, which offer included the Options, along with the terms represented herein, was effective as of such date;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, Company hereby awards to
Optionee as of the Grant Date the Option to acquire the Option Shares on the terms and conditions described in this Agreement, which Optionee hereby accepts on said terms and conditions,

      1.  GRANT DATE: ________.

      2.  TYPE OF OPTION: Nonqualified stock option.

      3.  OPTION SHARES: ______ ordinary shares in the share capital of Company, with a nominal value on Grant Date of EUR 0,05 (the 'Option Shares'), as defined in Company's Articles of Association, as amended, subject to adjustment as provided in the attached Statement of Terms and
          Conditions. Any and all shares in the share capital of Company will hereinafter also be called: the 'Stock.'

      4.  EXERCISE PRICE: $____ US per ordinary share in the share capital of
          Company (the 'Exercise Price'), subject to adjustment as provided in the attached Statement of Terms and Conditions, which is (made) an integral part of this Agreement.

      5.  OPTION PERIOD: The Option may be exercised as to all or any portion of the Option Shares during the period that commences on the Grant Date, and ends on the earlier of:

            a.  The third (3rd) anniversary of the Grant Date; or

            b.  In the event of any termination of Optionee's services under the
                Employment Agreement, then in such event, upon and coincident with the earlier to occur of the first anniversary of either the
                Expiration Date or Termination Date (as such phrases are defined in the Employment Agreement)(the 'Option Period');

          provided, however, that the Option may be exercised on any date during such Option Period as to no more than the number of Option Shares that have vested as of such date as determined in accordance with Section
          6, below. Company, in its sole discretion, may determine that Optionee is disabled upon certification thereof by a qualified physician selected by it after such physician examines the Optionee.

      6.  VESTING SCHEDULE: The Option Shares shall vest in accordance with the
          Vesting Schedule or as otherwise stated in Schedule 1, entitled
          'Vesting Schedule,' which is attached hereto and made a part hereof.
          All or a portion of the Option Shares may vest on an earlier date as and if so provided in the attached Statement of Terms and Conditions.

      7.  CONVERSION: In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety or the conveyance by shareholders of the
          Company to another corporation of at least eighty percent (80%) of the ordinary shares of the share capital of the Company (such actions being hereinafter collectively referred to as 'Reorganizations'), there shall thereafter be deliverable upon exercise of this Option (in lieu of the number of ordinary shares theretofore deliverable) the kind and amount of shares of stock or other securities or property receivable upon such Reorganization by a holder of the number of ordinary

                                        2

          shares for which this Option might have been exercised immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of
          Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Optionee so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this
          Option. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Optionee and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall use reasonable efforts to attempt to assure that it shall not effect any such Reorganization unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of ordinary shares of the Company outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Optionee such shares of stock, securities, cash or other property as the Optionee shall be entitled to purchase in accordance with the foregoing provisions.

          The above provision shall similarly apply to successive
          reclassifications and changes of ordinary shares and to successive
          Reorganizations, consolidations, mergers, sales, leases, or conveyances.

      8.  NON-ENCUMBRANCE: Optionee hereby undertakes that it will not create or permit to exist any right of mortgage, pledge, usufruct or other security interest or restriction whatsoever and any arrest, charge, attachment, option or lien or any similar concept that limits free and unrestricted title and/or use, under any applicable jurisdiction (the
          'Encumbrance') over all or any part of the Option nor assign or otherwise purport to deal with the beneficial interest therein or any other right relating thereto separate from the legal ownership of such
          Option.

          Optionee and Company acknowledge that other limitations, restrictions, terms and conditions applicable to Agreement, the Option and Option
          Shares as (elsewhere) described in this Agreement, Company's Articles of Association (as amended), as well as the attached Statement of
          Terms and Conditions apply.

      9.  TAXES: Optionee warrants that any and all taxes, and/or social security premiums and/or penalties that may become due in connection with this Agreement, if any, shall be for the account of the Optionee.
          Optionee herewith declares to indemnify Company and Collexis against any such liabilities. In the event the Company and/or Collexis, directly or indirectly, is considered by the relevant tax and/or social security authorities to have a duty to withhold or pay any taxes, premiums and/or penalties in connection with the Agreement,
          Collexis shall be entitled to full and forthwith reimbursements by the
          Optionee for any such taxes, premiums and/or penalties it is held liable for.

      10. MISCELLANEOUS: Except as otherwise defined in this Agreement, capitalized terms and phrases shall have the meaning ascribed thereto in the Employment Agreement (as

                                        3

          defined below). This Agreement, including, without limitation, the
          Option described herein, is subject to cancellation if this Agreement is not signed by Optionee as required below.

      11. CHOICE OF LAW, CHOICE OF FORUM: This Agreement is governed by the laws of the Netherlands, except for mandatory laws on a case to case basis.
          All disputes arising out of or in connection with this Agreement and/or related matters, which cannot be solved through amicable negotiations shall be exclusively and finally settled under the Rules of Arbitration of the International Chamber of Commerce (ICC), which
          Rules are available at its web site:
          www.iccwbo.org/court/english/rules/rules.asp. The Arbitral Tribunal shall be composed of one arbitrator appointed in accordance with said
          Rules. The place of arbitration shall be (i) in Amsterdam, the
          Netherlands if the Optionee is residing outside the United States of
          America, or (ii) in Columbia, South Carolina, United States of America
          if the Optionee is residing inside the United States of America, and the arbitration proceedings shall be conducted in English, without prejudice to the right of either Party to apply for disposition by summary proceedings.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        COLLEXIS B.V.

                                        By: ______________________________
                                        Name: Peter van Praag
                                        Title: Chief Executive Officer

      By signing below, Optionee hereby accepts the Option subject to all its terms and provisions and agrees to be bound by the terms and provisions of this
Agreement, including, without limitation, the attached Statement of Terms and
Conditions. Optionee authorizes Company to withhold, in accordance with applicable law, from any compensation payable to him or her, any taxes required to be withheld by federal, state or local law as a result of the grant, existence or exercise of the Option or subsequent sale of the Option Shares, if any.

                                        OPTIONEE

                                        Signature: _______________________
                                        Name:

                                        4

                                  COLLEXIS B.V.

                                    STATEMENT
                                       OF
                              TERMS AND CONDITIONS
                                     TO THE
                       NONQUALIFIED STOCK OPTION AGREEMENT

1.    Exercise of Option. The Option may be exercised with respect to all or any portion of the Option Shares that have vested in accordance with Section 6 of this Agreement at any time during the Option Period by:

      a.    Delivery to Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be delivered to Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the
            Option, unless Company shall otherwise agree; and

      b.    Payment to Company of the Exercise Price multiplied by the number of
            Option Shares being acquired (the 'Issuance Price').

Optionee and Company acknowledge that any issuance of any Option Shares and other Stock are subject to Company's Articles of Association, as amended, and the laws of the Netherlands. Prior to signing of the Agreement, Company will procure to put the relevant issuance of the Option to acquire the Option Shares on the terms and conditions described in the Agreement, on the agenda of the first, subsequent meeting of Shareholders of Company, for resolution as required under the laws of the Netherlands and Company's Articles of Association.
Thereafter, after signing of the Agreement, upon acceptance of the afore-mentioned notice by Optionee and receipt of payment in full of the
Issuance Price by Company, and after issuance of the relevant Option Shares,
Company will procure that Optionee will receive a certified copy of the notarial deed of issuance thereof as soon as reasonably possible.

2.    Issuance Price. Payment of the Issuance Price for all Option Shares
pursuant to the exercise of an Option shall be made in cash, or other monetary value that Company on a case to case basis finds and confirms to be acceptable in writing.

3.    No Rights as a Shareholder. Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Option Shares until (a) the Option shall have been exercised pursuant to the terms of this
Agreement and Optionee shall have paid in full the Issuance Price for the number of Option Shares in respect of which the Option was exercised, (b) Company shall have issued and delivered the Option Shares to Optionee, and (c) Optionee's name shall have been entered as a shareholder of record on the books of Company, whereupon Optionee shall have full ownership rights with respect to such Option
Shares. Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the

                                        1

record date is prior to the issuance of such stock certificate, except as may otherwise be provided in this Agreement.

4.    Restriction on Transfer of Option. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of Optionee only by Optionee (or in the event of his disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

5.    Securities Laws Restrictions. The Option may not be exercised at any time unless, in the opinion of counsel for Company, the issuance and sale of the
Option Shares issued upon such exercise is exempt from registration under the
Securities Act of 1933, as amended, or any other applicable federal or state securities law, rule or regulation, or the Option Shares have been duly registered under such laws. Company shall not be required to register the Option
Shares issuable upon the exercise of the Option under any such laws.

6.    Repurchase of Option Shares After Violation of Agreement Regarding Certain
Activities. If Optionee violates any confidentiality or other agreement or obligation in favor of Company applicable to Optionee's activities after
Optionee ceases (whether voluntarily or otherwise) to perform services for
Company, then Company shall have the right in its sole discretion to purchase all or any portion of the Option Shares acquired by Optionee's exercise of the
Option by giving notice to Optionee no later than sixty (60) days after the date
Company obtains knowledge of Optionee's violation of the confidentiality or other agreement or other obligation. The price at which Company may repurchase each Option Share shall equal the Exercise Price. Optionee shall deliver the
Option Shares, duly endorsed for transfer to Company, free and clear of all liens, security interests, pledges or other claims or charges, and Company will tender to Optionee, by bank wire transfer, cash or cheque, the purchase price equal to the total Issuance Price paid for such Option Shares.

7.    First Right of Refusal.

      a.    In General. The provisions of this Section 7 shall be effective unless and until the Option Shares are listed on a national securities exchange or quoted on the National Association of
            Securities Dealers Automated Quotation System. The provisions of this Section shall be binding upon any transferee (whether by purchase, gift, devise, intestate succession, or other transfer) of any Option Shares purchased pursuant to the exercise of this Option.
            Company shall have complete discretion regarding whether or not
            Option Shares will be purchased by Company pursuant to this Section.
            All terms and conditions of the right of first refusal and repurchase right that are not expressly set forth herein shall be determined in the sole discretion of Company.

      b.    Repurchase Right. At any time within ninety (90) days after the termination of Optionee's Employment Agreement (or, if later, within the ninety (90) day period beginning immediately after the exercise of the Option), Company shall have the right to repurchase for cash or, if applicable, cancellation of purchase money indebtedness from
            Optionee any Option Shares acquired by Optionee pursuant to the exercise of the Option at the Exercise Price of such Shares, if
            Optionee's

                                        2

            services under the Employment Agreement are terminated by Company for Cause.

8.    Changes in Capitalization.

      a.    An appropriate adjustment in the number and kind of Option Shares and in the Exercise Price shall be made by Company, in its sole discretion, in the event the number of Shares of Stock of Company is increased or decreased by reason of Company effecting one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events, or there occurs any other event which in the judgment of Company necessitates such action.

      b.    In the event of a Change in Control pursuant to which the surviving entity does not agree to the assumption of the Option, Company may elect to take such action as it deems necessary or appropriate, including, without limitation, substitute new awards, adjust outstanding awards, accelerate awards or remove restrictions on outstanding awards. For purposes of this subsection, the phrase
            'Change In Control' means: (a) the acquisition of ownership, directly or indirectly (in a single transaction or a series of related transactions), beneficially or of record, by any Person or group (within the meaning of Section 13(d) and Section 14(d)(2) of the Securities Exchange Act of 1934 as in effect on the date hereof)
            of capital stock representing more than 50.1% of the issued and outstanding capital stock of Company entitled to vote for the members of the board of directors of Company (other than by any
            Person or group in control of Company on the date hereof), or (b)
            the acquisition of ownership, directly or indirectly (in a single transaction or a sales of related transactions), by any Person or group (other than the group in control of Company on the date hereof) of over 50.1% of the assets of Company; provided, however, that a Change in Control shall not include any acquisitions described in (a) or (b) above by any holder of Company's common stock, group of such stockholders or their respective affiliates or any change in control that occurs on account of any public offering of Company's common stock registered under the Securities Exchange
            Act of 1934. 'Person' shall mean a natural person, partnership
            (whether general, limited, or limited liability, and whether domestic or foreign), limited liability company, trust, business trust, estate, association, corporation, joint venture, custodian, nominee, cooperative, or any other organization or any other individual or entity in its own or any representative capacity.

      c.    The existence of the Option granted pursuant to this Agreement shall not affect in any way the right or power of Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of Company, any issue of debt or equity securities having preferences or priorities as to its Stock or the rights thereof, the dissolution or liquidation of Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in Company's discretion, for the elimination without

                                        3

            payment therefor of any fractional shares that might otherwise become subject to any Option.

9.    Governing Laws, choice of forum. This Agreement shall be construed, administered and enforced according to the laws of the Netherlands, except for mandatory laws on a case to case basis. All disputes arising out of or in connection with this Agreement and/or related matters, which cannot be solved through amicable negotiations shall be exclusively and finally settled under the
Rules of Arbitration of the International Chamber of Commerce (ICC), which Rules are available at its web site: www.iccwbo.org/court/english/rules/rules.asp. The
Arbitral Tribunal shall be composed of one arbitrator appointed in accordance with said Rules. The place of arbitration shall be (i) in Amsterdam, the
Netherlands if the Optionee is residing outside the United States of America, or
(ii) in Columbia, South Carolina, United States of America if the Optionee is
residing inside the United States of America, and the arbitration proceedings shall be conducted in English, without prejudice to the right of either Party to apply for disposition by summary proceedings.

10.   Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of
Optionee and Company.

11.   Notice. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent to the proposed recipient at the proposed recipient's last known address (a) by registered or certified
United States mail, return receipt requested, postage prepaid, or (b) by a nationally recognized overnight courier service. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other party in the same manner as provided herein.

12.   Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

13.   Other Terms; Entire Agreement. Optionee's rights under this Agreement are subject in all respects to all of the terms and conditions of the form of exercise notice attached as Exhibit 1. Each of the terms and conditions contained in Exhibit 1 are incorporated herein by reference. This Agreement expresses the entire understanding of the parties with respect to the Option.

14.   Violation. Any transfer, pledge, sale, assignment, or hypothecation of the
Option or any portion thereof shall be a violation of the terms of this
Agreement and shall be void and without effect.

15.   Headings and Capitalized Terms. Section headings used in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

16.   Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are

                                        4

thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

17.   No Right to Continued Retention. Nothing in this Agreement shall be interpreted or construed to confer upon Optionee any right with respect to continued service of employment with Company or Collexis, as the case may be, nor shall this Agreement interfere in any way with the right of the Board of
Directors or shareholders, acting pursuant to its Bylaws and/or articles of association of either Company or Collexis, as the case may be, to terminate
Optionee's service of employment at any time.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                        5

                                    EXHIBIT 1

                                 COLLEXIS, B.V.

                              NOTICE OF EXERCISE OF
                                OPTION TO ACQUIRE
                                  COMMON STOCK

                                        Name:
                                        Address: _____________________________
                                                 _____________________________
                                                 _____________________________

                                        Date:    _____________________________

Collexis B.V.

[______________]
[______________]
Attn: CEO

Re:   Exercise of Nonqualified Stock Option

To whom it may concern:

      I hereby elect to exercise the option granted to me to acquire ________
Option Shares in accordance with that certain Nonqualified Stock Option
Agreement (the 'Agreement') dated as of February 1, 2006. Except as otherwise defined in this notice, all capitalized terms and phrases in this notice shall have the meaning ascribed thereto in the Agreement. Subject to Company's acceptance, the issuance proceedings will commence as of the _______ day of
__________________ 200____ (the 'Exercise Date').

      On the Exercise Date, I will deliver to you cash, or by bank wire to
Company, in the total amount of $________, representing the full Issuance Price of such Option Shares. If I do not pay the full Issuance Price by cash or bank wire to Company on the Exercise Date, I hereby request that Company withhold the number of Option Shares that have an aggregate value equal to the Issuance Price of the number of Option Shares for which this notice is given from the number of
Option Shares issued to me.

      As soon as the relevant, certified copy of the notarial deed of issuance is available, please deliver it to me at the above address.

      If the Option Shares being acquired are not registered for issuance to and resale by Optionee pursuant to an effective registration statement on Form S-8
(or successor form) filed

                                        1

under the Securities Act of 1933, as amended (the '1933 Act'), I hereby represent, warrant, covenant, and agree with Company as follows:

  1.  The Option Shares being acquired by me are being acquired for my own account without the participation of any other person, with the intent of holding the Option Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Option
      Shares, and not with a view to, or for resale in connection with, any distribution of the Option Shares, nor am I aware of the existence of any distribution of the Option Shares;

  2.  I am not acquiring the Option Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Option Shares but rather upon an independent examination and judgment as to the prospects of Company;

  3.  The Option Shares were not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

  4.  I am able to bear the economic risks of the investment in the Option
      Shares, including the risk of a complete loss of my investment therein;

  5.  I understand and agree that the Option Shares will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act and the rules and regulations promulgated thereunder;

  6.  The Option Shares cannot be offered for sale, sold or transferred by me other than pursuant to: (1) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; (2)
      evidence satisfactory to Company of compliance with the applicable securities laws of other jurisdictions; and (3) compliance with the provisions in the Agreement granting Company a right of first refusal and other repurchase rights with respect to the Option Shares. Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

  7.  Company will be under no obligation to register the Option Shares or to comply with any exemption available for the sale of the Option Shares without registration or filing, and no assurance has been given that the information or conditions necessary to permit routine sales of securities of Company under Rule 144 under the 1933 Act are or will become available.
      Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Option Shares;

  8.  I agree, in connection with any public offering of Company's Stock, upon request of Company or the underwriters managing any underwritten public offering of Company's Stock and making such request with the approval of
      Company's Board of Directors, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise

                                        2

      dispose of any of my Option Shares without the prior written consent of
      Company or such underwriters, as the case may be, from the effective date of such registration for so long as Company or the underwriters may specify, but in any event not to exceed 180 days;

  9.  I have had the opportunity to ask questions of and receive answers from
      Company and any person acting on its behalf and to obtain all material information reasonably available with respect to Company and its affairs.
      I have received all information and data with respect to Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in Company;

  10. I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Option Shares hereunder and I am able to bear the economic risk of such purchase; and

  11. I understand and agree that the Option Shares being acquired by me are subject to certain restrictions contained in the Agreement, including, without limitation, Company's right to repurchase the Option Shares upon the occurrence of certain events and Company's right of first refusal with respect to the Option Shares.

      The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Option Shares of Company issued to me pursuant to this notice. Acceptance by me of the certificate representing such
Option Shares shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

                                        Very truly yours,

                                        __________________________________

AGREED TO AND ACCEPTED:
COLLEXIS B.V.

By:________________________________

Title:_____________________________

Cumulative Number of Option Shares
Exercised to Date:_________________

Number of Unexercised Option Shares
Remaining:_________________________     Date:_____________________________

                                        3

                                   SCHEDULE 1

                                  COLLEXIS B.V.

                       NONQUALIFIED STOCK OPTION AGREEMENT

                                Vesting Schedule

      Aggregate Number of Option        Date (close of business) on which such
      Shares which become Vested        aggregate Option Shares become Vested
      --------------------------        --------------------------------------

      (a)

      (b)

      (c)

      (d)

      (e)

      (f)

      (g)

      (h)

      (i)

      (j)

      (k)

      (l)

Notwithstanding the foregoing, no Option Shares shall vest upon or following the effective date of Optionee's termination service of employment if such termination shall occur (a) on account of mutual agreement; (b) Optionee's death or disability; (c) for Cause; or (d) on account of a voluntary termination by
Optionee; provided, however, that all such Option Shares shall become fully and immediately vested upon and coincident with the effective date on which any one of the following events shall first occur: (y) a Change in Control; or (z) as defined in Optionee's employment agreement, the termination of Optionee's service of employment by Optionee for Good Reason or by Company without cause.

                                        4